                                                                  EXHIBIT 10.6.1

               FIRST AMENDMENT TO MARKETING AND LICENSE AGREEMENT

        This Amendment No. 1 ("this Amendment") to that certain Marketing and License Agreement dated September 30, 1999 (the "Agreement") by and between FREEREALTIME.COM, INC., a Delaware corporation ("FRT") and TELESCAN, INC. a Delaware corporation ("Telescan") is made and entered into by FRT and Telescan and is dated and effective as of March 2, 2000.

        In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Telescan and FRT agree as follows:

        1. Preliminary Statement. FRT and Telescan are parties to a Marketing and License Agreement dated and effective September 30, 1999 (the "Agreement") relating to, among other things, the exchange by FRT and Telescan of certain technology licenses. FRT and Telescan have experienced a delay in launching certain applications utilizing the licensed technology, and desire to extend the terms of such licenses. This Amendment No. 1 sets forth certain modifications to the Agreement to be effective as of March 2, 2000.

        2. Amendments. The provisions of the Agreement are amended as follows:

A. Section 10(d) of the Agreement (Term) is modified by revising the first sentence thereof and adding a sentence immediately after such revision to read in the following manner:

The initial term of this Agreement will take effect on the date hereof and unless terminated earlier pursuant to this Agreement, will terminate on June 30, 2002 (the "Initial Term"). Notwithstanding the foregoing, the Initial Term for Sections 3, 4, S, 6 and 8 of the Agreement will terminate on September 30, 2001.

The remainder of Section 10(d) shall remain unchanged, and references to the Initial Term shall apply to the applicable term for the relevant section(s) of the Agreement.

        3. Effect of Amendment. This Amendment will be effective on and after March 2, 2000. All other provisions of the Agreement will remain in full force and effect as originally written.

FRT:                                           Telescan:
FREEREALTIME.COM, INC.                         TELESCAN, INC.

By: /s/ BRAD G. GUNN                           By: /s/ ROGER C. WADSWORTH
    ----------------------------                   ----------------------------

Printed Name: Brad G. Gunn                     Printed Name: Roger C. Wadsworth
              ------------------                             ------------------

Title: PRESIDENT & CO-CEO                      Title: Senior V.P.
       -------------------------                      -------------------------

Date: 06/07/2000                               Date: 06/6/00
      --------------------------                     --------------------------
